Revenue and Loyalty Programs	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Revenue and Loyalty Programs
NOTE 15. REVENUE AND LOYALTY PROGRAMS

(a)	Revenue
The following table represents the Company’s disaggregated revenue by source, primarily due to the Company’s contracts with its customers, for the years ended December 31, 2020 and 2019:

($ in thousands)	2020	2019
Wholesale	$274,000	$79,927
Dispensary	202,251	48,607

Total Revenue	$476,251	$128,534

The Company generates revenue at the point in time the control of the product is transferred to the customer, as the Company has a right to payment, and the customer has assumed significant risks and rewards of such product. The Company does not engage in long-term sales contracts.
During the year ended December 31, 2019, the Company recorded $2.1 million of revenue under IFRS 15 related to a bill-and-hold
arrangement for products not shipped as of December 31, 2019.

(b)	Loyalty Programs
The Company has customer loyalty programs where retail customers accumulate points based on their level of spending. These points are recorded as a contract liability until customers redeem their points for discounts on cannabis and vape products as part of an in-store
sales transaction. In addition, the Company records a performance obligation as a reduction of revenue based on the estimated probability of point obligation incurred, which is calculated based on a standalone selling price that ranges between $0.025 and $0.10 per loyalty point. Upon redemption, the loyalty program obligation is relieved, and the offset is recorded as revenue. As of December 31, 2020, there were 52.5 million points outstanding, with an approximate value of $0.8 million. The Company expects the outstanding loyalty points will be redeemed within one year.